Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income taxes

The Company’s operations are conducted by its foreign subsidiaries in Latin America and the Caribbean. The foreign subsidiaries are incorporated under the laws of their respective countries and as such the Company is taxed in such foreign countries.

Statutory tax rates in the countries in which the Company operates for fiscal years 2016, 2015 and 2014 were as follows:

	2016	2015	2014
Puerto Rico	20%	20%	20%
Argentina, Martinique, French Guyana, Guadeloupe, St Croix, St. Thomas, Aruba and Curacao	35%	35%	35%
Brazil and Venezuela	34%	34%	34%
Colombia	40%	39%	34%
Peru	28%	28%	30%
Costa Rica and Mexico	30%	30%	30%
Panamá, Uruguay, Trinidad and Tobago and Netherlands	25%	25%	25%
Ecuador	25%	25%	22%
Chile	24%	23%	21%

Income tax expense for fiscal years 2016, 2015 and 2014 consisted of the following:

	2016	2015	2014
Current income tax expense	$54,142	$31,873	$25,060
Deferred income tax (benefit) expense	5,499	(9,057)	7,419
Income tax expense	$59,641	$22,816	$32,479

Income tax expense for fiscal years 2016, 2015 and 2014 differed from the amounts computed by applying the Company’s weighted-average statutory income tax rate to pre-tax income (loss) as a result of the following:

	2016	2015	2014
Pre-tax income (loss)	$138,629	$(28,553)	$(76,549)
Weighted-average statutory income tax rate (i)	35.4%	32.8%	33.4%
Income tax expense at weighted-average statutory tax rate on pre-tax income (loss)	49,030	(9,353)	(25,604)
Permanent differences:
Change in valuation allowance	(17,037)	63,880	81,360
Non-deductible expenses	11,993	6,368	15,641
Tax benefits, including Brazil and other	(14,437)	(17,377)	(45,223)
Withholding income taxes on intercompany transactions	22,379	1,557	369
Expiration and changes in tax loss carryforwards	18,291	—	7,852
Differences including exchange rate and inflation adjustment	(9,947)	(25,347)	(4,440)
Alternative taxes	(114)	2,386	3,070
Others	(517)	702	(546)
Income tax expense	$59,641	$22,816	$32,479

(i)
Weighted-average statutory income tax rate is calculated based on the aggregated amount of the income before taxes by country multiplied by the prevailing statutory income tax rate, divided by the consolidated income before taxes.

Certain changes, mainly related to the remeasurement effect of the entities with a functional currency different from the local currency, have been made to the prior years weighted-average statutory income tax rate calculation for the fiscal years ended December 31, 2015 and 2014, to conform to the current year presentation

The tax effects of temporary differences and carryforwards that comprise significant portions of deferred tax assets and liabilities at December 31, 2016 and 2015 are presented below:

	2016	2015
Tax loss carryforwards (i)	$268,389	$254,861
Purchase price allocation adjustment	30,855	37,549
Property and equipment, tax inflation	37,471	45,650
Other accrued payroll and other liabilities	15,437	13,891
Share-based compensation	4,151	3,570
Provision for contingencies	3,449	2,177
Other deferred tax assets (ii)	27,292	27,642
Other deferred tax liabilities (iii)	(13,649)	(9,618)
Property and equipment - difference in depreciation rates	(14,195)	(12,411)
Valuation allowance (iv)	(290,620)	(297,891)
Net deferred tax asset	$68,580	$65,420

(i)
As of December 31, 2016, the Company and its subsidiaries has accumulated operating tax loss carryforwards amounting to $949,634. The Company has operating tax loss carryforwards amounting to $369,663, expiring between 2017 and 2021. In addition, the Company has operating tax loss carryforwards amounting to $359,793 expiring after 2021 and operating tax loss carryforwards amounting to $220,178 that do not expire.

(ii)
Other deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets for financial reporting purposes (accounting base) and the amounts used for income tax purposes (tax base). For the fiscal year ended December 31, 2016, include regular expenses provisions in Brazil and Colombia for $10,785 and $3,278, respectively; $5,055 related to foreign currency exchange differences in Venezuela and $3,832 in Puerto Rico, mainly related to bad debt reserve. For the Fiscal year ended December 31, 2015 include $11,745 related to foreign currency exchange differences in Venezuela.

(iii)	Primarily related to intangible assets and foreign currency exchange differences.

(iv)	In assessing the realization of deferred income tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized.

The total amount of $68,580 for the year ended December 31, 2016, is presented in the consolidated balance sheet as non-current asset and non-current liability amounting to $70,446 and $1,866, respectively.

The total amount of $65,420 for the year ended December 31, 2015, is presented in the consolidated balance sheet as current asset, non-current asset, current liability and non-current liability amounting to $12,051; $63,321; $1,728 and $8,224, respectively.

Deferred income taxes have not been recorded for temporary differences related to investments in certain foreign subsidiaries. These temporary differences were $123,494 at December 31, 2016 and consisted of undistributed earnings considered permanently invested in subsidiaries. Determination of the deferred income tax liability on these unremitted earnings is not practicable because such liability, if any, is dependent on circumstances existing if and when remittance occurs.

As of December 31, 2016 and 2015, the Company’s gross unrecognized tax benefits totaled $19 and $63 (including interests and penalties), respectively, that would favorably affect the effective tax rate if resolved in the Company’s favor.

The following table presents a reconciliation of the beginning and ending amounts of unrecognized tax benefits:

	2016	2015
Balances at beginning balance	$63	$221
Decrease for positions taken in prior years	(44)	(158)
Balances at ending balance	$19	$63

The Company is regularly under audit in multiple tax jurisdictions. It is reasonably possible that, as a result of audit progression within the next 12 months, there may be new information that causes the Company to reassess the total amount of unrecognized tax benefits recorded. While the Company cannot estimate the impact that new information may have on the unrecognized tax benefit balance, the Company believes that the liabilities that are recorded are appropriate and adequate as determined under ASC 740. The Company is generally no longer subject to income tax examinations by tax authorities for years prior to 2010.

As of December 31, 2016, there are certain matters related to the interpretation of income tax laws for which there is a possibility that a loss may have been incurred, as of the date of the financial statements in accordance with ASC 740 in an amount of $20 million, related to assessments for the fiscal years 2010 and 2011. No formal claim has been made for fiscal years from 2012 to 2016 by Tax authorities in any of the mentioned matters, however those years are still subject to audit and claims may be asserted in the future.